Exhibit 99.1

PRESIDIO ANNOUNCES $350 MILLION INVESTMENT GRADE ABS REFINANCING

June 09, 2026 6:20pm EDT

Refinancing lowers interest rate, reduces amortization, and increases liquidity

FORT WORTH, Texas--(BUSINESS WIRE)-- Presidio Production Company (NYSE: FTW) ("Presidio" or the "Company"), a differentiated oil and gas operator focused on the acquisition and optimization of mature, producing oil and natural gas assets in the United States, today announced the closing of a $350 million investment grade refinancing of its prior asset-backed securitization (the “ABS”), at a weighted average coupon of 6.38%. The transaction reduced the Company’s interest rate and reduced scheduled amortization, enhancing free cash flow available for dividends.

The ABS was issued in two investment grade tranches: $175 million of 5.902% Class A-1 notes, and $175 million of 6.717% Class A-2 notes, each due in 2041. The ABS was issued at 184 basis points less than the weighted average coupon of the Company’s prior ABS.

Proceeds from the ABS were used to refinance Presidio's prior ABS, to pay down $37 million drawn under the Company's reserve-based lending facility (the “RBL”), for $35 million of additional hedges, and for expenses and general corporate purposes. Following the transaction, the RBL remains in place with a $65 million borrowing base, and is available and undrawn.

“This refinancing is a milestone that strengthens the foundation of our business. We have lowered our cost of capital, reduced near-term interest and amortization, and created additional liquidity to pursue growth, all while keeping our capital structure simple,” said Will Ulrich, Chairman and co-CEO of Presidio. “The refinancing highlights the competitive advantage of a deep and efficient ABS end-market, which when paired with our ABS warehouse facility, provides a complete solution for financing PDP acquisitions.”

John Brawley, EVP & CFO of Presidio, added, “Lowering our cost of capital is a significant competitive advantage in the PDP acquisition market. With a lower-cost capital structure in place, we can underwrite acquisitions more aggressively than higher-cost buyers, while preserving the returns we deliver to shareholders. This positions us to continue consolidating producing oil and gas assets on attractive terms.”

Highlights of the ABS:

●	$350 million aggregate principal amount issued across two investment grade tranches (Class A-1 and Class A-2)

○	$263 million used to pay off existing ABS debt, accrued interest and make-whole fees

○	$37 million used to pay down the Company's RBL ($65 million borrowing base), which remains in place, available and undrawn following pay down

○	$35 million used for additional hedge protection

○	Remainder used for transaction fees, expenses and general corporate purposes

●	Weighted-average ABS coupon reduced by 184 bps (from 8.22% to 6.38%)

●	Anticipated Repayment Date (“ARD”) structure implemented to lower annual amortization in the first 5 years

●	ABS structured with a master trust and innovative, first-of-its-kind oil and gas ABS make-whole provisions to allow for asset dropdowns, efficient refinancing, and a simpler capital structure following acquisitions

○	ABS redeemable at the Company's option at 102% prior to year 1, 101% prior to year 2, and 100% (par) thereafter

Hedging Program

The following table summarizes Presidio's commodity hedge position as of the date of this release, reflecting the hedge restructuring executed concurrently with the closing of the ABS.

	2Q26	3Q26	4Q26	1Q27	2Q27	3Q27	4Q27	FY28	FY29	Beyond
Oil Swaps(1)
Volume (MBbl)	274	272	265	254	247	241	236	883	753	933
Avg. Strike ($/Bbl)	$57.35	$59.90	$60.51	$87.95	$108.29	$100.71	$88.09	$63.14	$67.55	$64.38
Natural Gas Swaps
Volume (BBtu)	6,264	6,208	6,089	5,808	5,599	5,524	5,421	20,523	17,127	47,417
Avg. Strike ($/MMBtu)	$6.23	$5.56	$5.53	$5.06	$4.44	$3.42	$3.74	$3.55	$3.57	$3.49
Natural Gas Basis Swaps
Volume (BBtu)	5,990	5,956	5,865	5,009	4,818	4,765	4,677	17,724	6,977	—
Avg. Strike ($/MMBtu)	($0.49)	($0.59)	($0.39)	$0.24	($0.58)	($0.51)	($0.39)	($0.43)	($0.55)	—
NGL Swaps(1)
Volume (MBbl)	556	545	534	517	506	456	447	1,487	1,201	1,316
Avg. Strike ($/Bbl)	$22.39	$22.19	$22.35	$24.22	$22.52	$26.90	$25.59	$25.75	$23.46	$21.49

Advisors

Cantor Fitzgerald served as sole structuring advisor and lead bookrunner, Goldman Sachs served as joint placement agent, and Citizens Capital Markets, Inc. served as a co-manager. Sidley Austin LLP served as issuer counsel, and Orrick, Herrington & Sutcliffe LLP served as noteholder counsel.

About Presidio Production Company

Headquartered in Fort Worth, TX, Presidio Production Company (NYSE: FTW) is a yield-focused, differentiated oil and gas operator in the United States focused on the acquisition and optimization of producing oil and natural gas wells, without drilling. Presidio is a leading operator of stable oil and gas wells across the Mid-Continent, applying engineering expertise and AI-driven analytics to enhance performance and extend asset life. The Company's Class A common stock is listed on the New York Stock Exchange under the ticker symbol "FTW". To learn more, visit https://bypresidio.com/.

Cautionary Note Regarding Forward-Looking Statements

The statements contained in this press release that are not purely historical are forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that we have anticipated. These forward-looking statements speak only as of the date this press release is actually delivered and involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in applicable laws or regulations; (2) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (3) changes in domestic and foreign business, market, financial, political conditions, and in applicable laws and regulations; (4) the ability of the Company to build or maintain relationships with customers and suppliers and retain its management and key employees; (5) risks related to commodity price volatility and its impact on cash flows and dividend sustainability; (6) risks related to oil and gas operations, including production declines, operational challenges, and regulatory changes; (7) risks related to the Company's ability to pay, maintain or increase dividend payments; and (8) other risk factors described herein as well as the risk factors and uncertainties described in documents filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”), the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” and similar sections in its filings with the SEC, and any periodic Exchange Act reports filed with the SEC such as its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The recipient of this press release should carefully consider the foregoing risk factors and the other risks and uncertainties which will be more fully described in the documents filed by the Company from time to time with the SEC. If any of these risks materialize or the underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

In addition, there may be additional risks that the Company presently knows, or that it currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this communication should be regarded as a representation or warranty, either express or implied, by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made.

In addition, the information contained in this press release is provided as of the date hereof and may change, and the Company and its representatives and affiliates specifically disclaim any obligation to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, inaccuracies, future events or otherwise, except as may be required under applicable securities laws. Information contained on our website is not a part of or incorporated into this press release.

Notes:

(1) NGL hedges include a combination of individual component hedges and WTI hedges allocated to NGL volumes

Source: Presidio Production Co. (NYSE: FTW)

View source version on businesswire.com: https://www.businesswire.com/news/home/20260609401503/en/

Presidio Media and Investor Contact:

Presidio@icrinc.com

Source: Presidio Production Company

Released June 9, 2026

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